SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 29, 2009

IBERIABANK CORPORATION

(Exact name of Registrant as Specified in Charter)

Louisiana	0-25756	72-1280718
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

200 West Congress Street, Lafayette, Louisiana 70501

(Address of Principal Executive Offices)

(337) 521-4003

Registrant’s telephone number, including area code

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 29, 2009, the Compensation Committee of the Board of Directors of IBERIABANK Corporation (the “Company”) approved the IBERIABANK Corporation 2009 Phantom Stock Plan (the “Plan”).

The purpose of the Plan is to provide additional incentive compensation to a select group of key employees and officers who contribute to the management and successful operation of the Company and its subsidiaries. Such additional compensation shall be provided by awards to participants of units of hypothetical shares of the Company’s common stock and the payment to participants, at specified times, of the value of each hypothetical share, as described in the Plan.

The Plan shall be administered by the Compensation Committee, which shall have complete discretion and authority to interpret and construe the Plan and any awards of additional compensation under the Plan to a participant. The Compensation Committee also shall decide all questions of eligibility and benefits (including underlying factual determinations), and adjudicate all claims and disputes.

On September 29, 2009, the Compensation Committee approved a phantom stock award of 2,000 units to James B. Gburek, Executive Vice President and Chief Risk Officer of the Company. The value of the phantom stock award on that date was $45.76 per share. The phantom stock award to Mr. Gburek will vest equally over a six-year period commencing on the second anniversary of the date of the award. The award is subject to other terms, restrictions and conditions of the Plan and the Phantom Stock Unit Agreement.

The Plan and a form of the Phantom Stock Unit Agreement are filed as Exhibit 10.1 and Exhibit 10.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

On September 29, 2009, the Compensation Committee also approved an award of 2,000 shares of restricted stock to Mr. Gburek. The value of the shares on the date of the award was $45.76 per share. The restricted stock award will vest equally over a seven-year period commencing on the first anniversary of the date of the award. The restricted stock award was granted pursuant to and is subject to other terms, restrictions and conditions of the 2008 Stock Incentive Plan filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K dated April 29, 2008, and the Restricted Stock Award Agreement filed as Exhibit 10.1 to the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2008.

ITEM 9.01	Financial Statements and Exhibits

(d) Exhibits.

Exhibit 10.1	IBERIABANK Corporation 2009 Phantom Stock Plan.

Exhibit 10.2	Form of IBERIABANK Corporation Phantom Stock Unit Agreement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

IBERIABANK CORPORATION

DATE: October 5, 2009	By:	/S/ DARYL G. BYRD
Daryl G. Byrd
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number

10.1	IBERIABANK Corporation 2009 Phantom Stock Plan.

10.2	Form of IBERIABANK Corporation Phantom Stock Unit Agreement.